EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of INVO Bioscience, Inc. (the “Company”) for the  period ended June 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Kathleen Karloff, Chief and Principal Executive Officer of the Company, and Robert J Bowdring, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

INVO BIOSCIENCE

Date: August 22, 2011	By:	/s/ Kathleen Karloff
Kathleen Karloff
Chief Executive Officer

INVO BIOSCIENCE

Date: August 22, 2011	By:	/s/ Robert J. Bowdring
Robert J. Bowdring
Chief Financial Officer